EXHIBIT 23.1


                    Consent of Cranmore, FitzGerald & Meaney


      We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4, Amendment Number One of Salisbury Bancorp, Inc.



                                             /s/ Cranmore, FitzGerald & Meaney

                                                 CRANMORE, FITZGERALD & MEANEY


May 13, 1998